CONFIDENTIAL TREATMENT REQUESTED

The registrant has submitted a confidential treatment request for portions of this document. The redacted portions, which are indicated by an “ * ”, have been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended, and other applicable rules.

PRIMARY SUPPLY AND CONSIGNMENT AGREEMENT

This Primary Supply and Consignment Agreement (the “Agreement”) is dated as of February 5, 2005, by and between Paramount Cards Inc., a Rhode Island corporation (hereinafter “Paramount”), and Factory Card Outlet of America, Ltd., an Illinois corporation (hereinafter “Factory Card”). Paramount and Factory Card are sometimes referred to herein jointly as the “Parties.”

In consideration of the mutual promises herein contained and for all valuable consideration, the Parties hereby agree to be legally bound as follows:

1.	Appointment:

Factory Card hereby appoints Paramount, and Paramount hereby accepts its appointment, as a primary supplier of individual everyday and seasonal greeting cards (i.e., excluding everyday and/or seasonal boxed greeting cards) (“Greeting Cards”) for all stores which Factory Card currently owns or directly operates, (the “Current Stores”), and for such additional stores which Factory Card, during the Term (as defined below) of this Agreement and any extension thereof, shall open as new stores, excluding any new franchised stores (collectively, along with the Current Stores, referred to herein as “Covered Stores”), upon the terms and conditions set forth in this Agreement. In the event that during the Term Factory Card acquires any stores from third party operators, such stores will not be subject to the terms of this Agreement; however, Factory Card and Paramount shall, either before such acquisition or within thirty days thereafter, meet to attempt to negotiate in good faith an additional supply agreement covering such stores on terms mutually satisfactory to the Parties.

2.	Supply:

A.	Paramount shall supply Factory Card with everyday Greeting Cards ordered pursuant to Section 3.B hereof so that, beginning on the Final Conversion Date (as defined in Section 4.C below) and throughout the remainder of the Term and any extension thereof: (i) the everyday * constitute * of Factory Card’s everyday Greeting Cards on display (as measured by pockets) in the Covered Stores under Factory Card’s “Value” everyday Greeting Card offerings; and (ii) the everyday * constitute * of Factory Card’s everyday Greeting Cards on display (as measured by pockets) in the Covered Stores under Factory Card’s “Premium” everyday Greeting Card offerings.

B.	Paramount shall supply Factory Card with seasonal Greeting Cards ordered pursuant to Section 3.B hereof so that, beginning on the Final Conversion Date and throughout the remainder of the Term and any extension thereof: (i) the seasonal * constitute * of Factory Card’s seasonal Greeting Cards on display (as measured by pockets) in the Covered Stores under Factory Card’s “Value” seasonal Greeting Card offerings; and (ii) the seasonal * constitute * of Factory Card’s seasonal Greeting Cards on display (as measured by pockets) in the Covered Stores under Factory Card’s “Premium” seasonal Greeting Card offerings.

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C.	Except as set forth below and/or on Exhibit A, Factory Card agrees that the space dedicated to greeting cards in each Covered Store shall * or, if smaller, * for Greeting Cards. Notwithstanding the foregoing, with respect to Covered Stores opened by Factory Card since September 2003 or opened after the date of this Agreement (“New Covered Stores”), the space dedicated to greeting cards in any New Covered Store shall * or * for Greeting Cards. Factory Card shall give Paramount * written notice prior to opening any New Covered Store after the date hereof with * for Greeting Cards. Paramount may, by written notice to Factory Card within * after Paramount’s receipt of written notice of Factory Card’s intention to open a New Covered Store with * for Greeting Cards, elect to * of everyday and seasonal Greeting Cards supplied to Factory Card with respect to such New Covered Store *, respectively, of the pockets in such New Covered Store.

D.	Factory Card shall give Paramount at least 30 days written notice prior to * in any Covered Store *. Paramount may, by written notice to Factory Card within 30 days after Paramount’s receipt of written notice of Factory Card’s intent to * in a Covered Store, elect a * of everyday and seasonal Greeting Cards supplied to Factory Card with respect to such expanded Covered Store at *, respectively, of the pockets in such Covered Store.

E.	Factory Card shall have sole control over the store design, layout, marketing, promotion and * of all Greeting Cards in its stores, whether supplied by Paramount or other greeting card vendors. Without limiting the generality of the foregoing, the Parties acknowledge and agree that Factory Card may * and may offer and market Greeting Cards by other greeting card vendors at different prices.

F.	For purposes of this Agreement, a “Value” Greeting Card includes * and a “Premium” Greeting Card includes *.

G.	During the Term of this Agreement, Factory Card agrees to adhere to its normal store replenishment procedures, as modified in good faith by Factory Card.

3.	Consignment of Greeting Cards; Inventory Maintenance:

A.	During the Term of this Agreement (including any extension thereof), Paramount shall, at its own cost and transit risk, ship Greeting Cards on consignment to Factory Card’s warehouse at 2727 Diehl Road, Naperville, Illinois 60563-2371.

B.	The Logistics Manager (as defined in Section 12) and designated employees of Factory Card will jointly manage all aspects of the replenishment process (re-orders and maintenance of inventory levels) for Paramount Greeting Cards shipped to Factory Card’s warehouse, using Factory Card’s replenishment system, with the goal of satisfying the demand for Greeting Cards in the Covered Stores,

CONFIDENTIAL TREATMENT REQUESTED

consistent with the requirements of Section 2 hereof, and maintaining a Stock Rate (as defined below) of * from * from the Final Conversion Date throughout the remainder of the Term and any extension thereof. Replenishment will be based upon sales data collected through Factory Card’s store-level POS system and shipment data from Factory Card’s warehouse. Such data shall be transmitted to Paramount electronically in the manner provided in this Agreement. In the event that the Logistics Manager and the designated employees of Factory Card disagree as to any reorder or the required inventory levels, the Executive Vice President - Sales of Paramount and the Vice President and General Merchandise Manager of Factory Card shall promptly consult with each other to resolve the disagreement. Notwithstanding the foregoing, Paramount will have primary control of the replenishment process with respect to its Greeting Cards at all times that Paramount maintains a Stock Rate (as defined below) of between * and * from * after the Final Conversion Date throughout the remainder of the Term.

C.	Simultaneously with the execution of this Agreement, Paramount has executed the Factory Card Vendor Compliance Manual. Paramount agrees that, except as expressly set forth in this Agreement, the order and supply by Paramount of Greeting Cards pursuant to this Agreement shall be subject to the terms and conditions of such manual.

D.	From the Final Conversion Date and throughout the remainder of the Term or any extension thereof, Paramount will maintain an everyday Greeting Card inventory level in Factory Card’s warehouse so that, on an average daily basis each week, the quotient obtained by dividing (i) the aggregate number of skus or designs included in the everyday * line and everyday * line that are not out of stock in Factory Card’s warehouse by (ii) the aggregate number of skus or designs included in the everyday * line and everyday * line that are required for display in the Covered Stores at such time (the “Stock Rate”) is *. Factory Card will compute the Stock Rate on an average daily basis and transmit it weekly to Paramount. The Parties agree that any everyday Greeting Card that has been received by Factory Card’s warehouse shall qualify as being in stock for purposes of the calculation of the Stock Rate.

E.	In the event that Factory Card gives Paramount written notice that the Stock Rate at any time * after the Final Conversion Date and during the Term or any extension thereof has been * for * consecutive * measurements, and Paramount fails to * to * within * after such written notice from Factory Card, then Factory Card shall receive a credit equal to $* for each * that the Stock Rate is * at each subsequent * measurement until the Stock Rate returns to *. Factory Card shall give written notice(s) that the Stock Rate has * as soon as practicable after Factory Card is made aware of such occurrence.

F.	In the event that the Stock Rate at any time 180 days after the Final Conversion Date and during the Term is *, Paramount agrees to promptly ship to Factory Card its * brand to mitigate any shortages of the * line and bring the Stock Rate *.

CONFIDENTIAL TREATMENT REQUESTED

4.	Warehouse and Store Conversions:

Paramount will immediately begin to stock Factory Card’s warehouse bins with Greeting Cards on a “rolling change” basis (i.e. bin by bin as they require replenishment). Paramount will also immediately begin to ship everyday Greeting Cards to Factory Card’s warehouse as soon practicable. Factory Card will distribute everyday * to Covered Stores as required to supplement the sell down of Factory Card’s existing inventory, and such cards will be deemed to be sold by Paramount to Factory Card at the moment Factory Card ships such cards from its warehouse bins for delivery to its Covered Stores. Notwithstanding anything in this Agreement to the contrary, the first $* of purchases by Factory Card of Greeting Cards from the date of this Agreement until the first Covered Store has, in the good faith judgment of Factory Card, been converted to offer “Value” and “Premium” Greeting Cards with inventory sufficient to support such offerings (each such conversion, a “Store Conversion”) shall be due and payable to Paramount * after the date of the first Store Conversion. Any purchases * of $* prior to the date of the first Store Conversion shall be payable in accordance with Section 7 of this Agreement.

A.	When * of all everyday warehouse bins are converted and stocked with Paramount’s Greeting Cards (the “Warehouse Conversion Date”), which will be no later than *, Store Conversions will commence. If Paramount has not converted and stocked * of Factory Card’s everyday warehouse bins by *, Paramount will ship its * brand Greeting Cards in lieu of * in order to achieve the * bin conversion minimum requirement, and will continue to ship this brand until such time as * of Factory Card’s everyday warehouse program bins for its “Value” Greeting Card offerings are converted and stocked with the * line.

B.	Factory Card will take all reasonable steps to make sure that it is fully prepared to support the warehouse conversion plan by *. In the event Factory Card is not fully able to support conversion of the warehouse, Paramount will be exempt from the requirement to ship alternative brands in lieu of *. Preparation and support includes but is not limited to the following: available warehouse/bin space, inventory control systems, standard receiving procedures and shipment tracking, communication processes, including data exchange and information systems, in each case reasonably required to coordinate the inventory maintenance process.

C.	Store Conversions will proceed on a mutually agreed upon scheduled basis and will be completed within * from Warehouse Conversion Date. The date on which all of the Store Conversions have been completed is hereinafter referred to as the “Final Conversion Date”. Paramount and Factory Card will work together to develop an installation schedule that will attempt to accelerate and maximize the impact of the Store Conversion process using the following guidelines:

i.	Installations may begin when * of the bins in Factory Card’s warehouse have been converted and stocked.

CONFIDENTIAL TREATMENT REQUESTED

ii.	Where commercially reasonable, the conversion schedule will be planned starting with highest volume stores and ending with lower volume stores.

iii.	The Parties agree to consider all cost-efficient options to reduce conversion time, *.

iv.	Factory Card and Paramount agree to * associated with Store Conversions. Factory Card specifically agrees to *. Without limiting the generality of the foregoing, each Store Conversion will be completed by six individuals designated by Factory Card (including a store manager) and six individuals designated by *. Each Party will be responsible for paying its own employees and/or contractors.

D.	Factory Card will provide, *, all internal support including, but not limited to, pick, pack, and shipping of store orders, freight to stores, return freight from stores to Factory Card warehouse and in-store merchandising. With respect to the initial store set-up orders, Factory Card will pick and pack said orders in the appropriate sequence to minimize the in-store labor required to set up the initial stock controls.

E.	Paramount will provide, *, external support including all * for product delivered to Factory Card warehouse and returned to Paramount from Factory Card warehouse or consolidator, on a bulk mail basis.

5.	Seasonal Returns:

A.	Factory Card has the right to return Paramount seasonal Greeting Cards for full credit at Factory Card’s invoiced cost with respect to each Season (as defined below) during the Term and any extension thereof, *.

B.	No credit will be issued for non-Paramount seasonal Greeting Cards returned by Factory Card and any such product, if returned, will be destroyed by Paramount.

C.	*

D.	Factory Card will consolidate seasonal Greeting Card returns for a given Season in Factory Card’s warehouse or at a consolidator for bulk shipment (one shipment consolidating returns for all Covered Stores) back to Paramount, with all such cards to be returned no later than the date specified in Exhibit B for such Season. [Paramount will be responsible for making arrangements to receive the bulk shipment.] A * for any cards returned to Paramount * specified in Exhibit B for such Season (in addition to any * reprocessing fee otherwise assessed).

E.	Each shipment of seasonal Greeting Cards shall be accompanied by (i) a certification that all unsold seasonal Greeting Cards for the given Season have been returned to Factory Card’s warehouse and have been accounted for (ii) a verified bill(s) of lading identifying all returns from each Covered Store (and/or

CONFIDENTIAL TREATMENT REQUESTED

by number of cartons returned by each such store) and (iii) a written statement from Factory Card, based on Factory Card’s scanned file, listing in reasonable detail Factory Card’s calculation of the amount of the credit due to Factory Card (after taking into account any reprocessing fee or additional credit pursuant to Section 5.C hereof) arising from the returned seasonal Greeting Cards for such Season. Upon the shipment by Factory Card to Paramount of the returned seasonal Greeting Cards for a given Season, Paramount will promptly issue a memorandum credit in an amount equal to Factory Card’s calculation. The memorandum credit for such Season is not available for application by Factory Card.. Upon Paramount’s reprocessing of the returned seasonal Greeting Cards for a given Season, Paramount will issue a credit invoice for such Season which would then be available for application by Factory Card. The credit will be issued by Paramount no later than * following the receipt of the product by Paramount. The credit will be equal to Factory Card’s calculation unless Paramount’s calculation of the credit for such Season is * than Factory Card’s calculation (in which case Paramount shall issue a credit in accordance with its good faith calculation and the Parties shall in good faith attempt to resolve such dispute as set forth in the following paragraph).

F.	In the event the credit amount as determined by Paramount is * than the amount of credit due as calculated by Factory Card the actual seasonal card purchase and POS sales data, adjusted for a * shrink factor, for such Season from * of Factory Card Covered Stores chosen randomly after the end of such Season will be used to settle any such discrepancies and the credit issued by Paramount will be available during the settlement of such discrepancies. * Any dispute not promptly resolved in accordance with the foregoing procedures shall be submitted by the Parties for arbitration in accordance with Section 19 hereof with expedited discovery. Prior to receipt by Paramount of returned Greeting Cards pursuant to this Agreement, Factory Card * for all such returned cards and any loss in transit *.

G.	For purposes of this Agreement, a “Season” shall mean each of the periods of time set forth on Exhibit B during which Factory Card makes available in its stores seasonal Greeting Cards relating to a holiday or specified event(s). A “seasonal” Greeting Card is a Greeting Card that relates to a Season. An “everyday” Greeting Card is a Greeting Card that does not relate to a Season.

H.	During the Store Conversion process and existing store inventory sell down, Factory Card may open additional retail “outlet” stores for the sole purpose of * inventory. In addition, notwithstanding anything in this Agreement to the contrary, Factory Card may delay the Store Conversion of * in mutually agreed upon markets, for the purpose * inventory. Any such retail “outlet” stores and delayed Store Conversion shall not be taken into account for purposes of (i) determining the Final Conversion Date or (ii) any other measurements hereunder until such store has completed a Store Conversion.

CONFIDENTIAL TREATMENT REQUESTED

6.	Store Conversion Credit:

In consideration for Factory Card entering into this Agreement and agreeing to undertake the Store Conversions, Paramount will issue Factory Card a credit in the amount of $* upon the first Store Conversion for costs associated with the store and warehouse conversions. *.

7.	Sales and Payment Terms:

A.	During the Term and any extension thereof, subject to Section 7D, the * line sold by Paramount to Factory Card in accordance with the provisions of this Agreement will be invoiced at *.

B.	During the Term and any extension thereof, subject to Section 7D, the * line sold by Paramount to Factory Card in accordance with the provisions of this Agreement will be invoiced at *.

C.	All Greeting Cards shipped to Factory Card’s warehouse by Paramount shall be consigned inventory, and Paramount shall retain full ownership of such inventory until sold to Factory Card in accordance with the provisions of this Agreement. For billing purposes, Greeting Cards shall be deemed sold by Paramount to Factory Card at the moment Factory Card ships cards from its warehouse bins for delivery to its Covered Stores. Factory Card shall use optical scanners and its existing conveyor belt system to record inventory picked from its warehouse bins. Payment for everyday Greeting Cards, as defined in Section 5F, shipped to Factory Card’s stores will be made in accordance with Exhibit F attached hereto. Payment for seasonal Greeting Cards, as defined in Section 5F, will be made * after the shipment to Factory Card’s stores and in any event * following the holiday event for a given Season. At the beginning of each day, Factory Card will transmit, in electronic format satisfactory to Paramount, the complete details of each order shipped during the previous day. This transmission will serve as the basis for the everyday and seasonal invoices created by Paramount which will be transmitted to Factory Card each day.

D.	In the event that (a) during the period commencing on the Final Conversion Date and ending on *, Factory Card fails to have a retail program in all of its Covered Stores * for Greeting Cards sold at either $.49 or below per Value card or $.99 or below per Premium card (the “Retail Program”), and (b) the number of Paramount Greeting Cards purchased by Factory Card, as measured on a * basis ending prior to *, is * of the product of (x) * times (y) * (the “Base Amount”), unless such failure to reach the Base Amount results from Paramount’s inability to fulfill its obligations hereunder, then: (i) notwithstanding Section 7 hereof, the price of Greeting Cards sold by Paramount to Factory Card shall be * for the * line and the * line, respectively, during the period commencing on the * Factory Card fails to reach the Base Amount as set forth in clause (b) and ending on *. For purposes hereof, the number of Paramount Greeting Cards purchased by Factory Card for any * measurement during the * of the Term following the Final

CONFIDENTIAL TREATMENT REQUESTED

Conversion Date shall be deemed to be the sum of (a) the purchases of Paramount Greeting Cards during such measurement period after the Final Conversion Date and (b) 75% of Factory Card sales of greeting cards (excluding everyday and/or seasonal boxed greeting cards) during such measurement period prior to the Final Conversion Date. Notwithstanding the foregoing, the failure of an immaterial number of Covered Stores to have the Retail Program in place shall not be taken into account for purposes of clause (a) of this Section 7.D if such failure does not result from an order from Factory Card’s executive officers and is cured as promptly as practicable after such failure becomes known to Factory Card’s executive officers.

For purposes of this Section 7.D, the retail “outlet” stores and the * Current Stores that are not taken into account as set forth in Section 5G. for purposes of determining the Final Conversion Date shall not be taken into account for purposes of determining whether Factory Card has the Retail Program in all of its Covered Stores; provided such stores shall * and shall be converted into Covered Stores as soon as practicable *.

In the event that the number of Paramount Greeting Cards purchased by Factory Card, as measured on a * basis ending at any time after * but prior to * before the expiration of the Term, is less than the Base Amount, unless such failure to reach the Base Amount results from Paramount’s inability to fulfill its obligations hereunder, then Paramount may, by written notice to Factory Card within * after the * period, extend the Term to the * following the Final Conversion Date.

E.	Notwithstanding anything in this Agreement to the contrary, in the event that the number of Greeting Cards sold by Paramount to Factory Card (net of cards returned) during the Term *, then Paramount shall thereafter issue Factory Card a credit, each calendar quarter during the remainder of the Term (and in Paramount’s final invoice for any partial calendar quarter) equal to *of Factory Card’s net purchases in * cards less any credits previously issued under this Section..

F.	Factory Card shall also transmit to Paramount a transaction file showing the POS Retail Sales by week for each of the Covered Stores and other information reasonably requested by Paramount to facilitate inventory replenishment.

G.	New stores opened by Factory Card during the Term or any extension thereof will be *.

8.	Title to Greeting Cards:

Notwithstanding anything to the contrary, Greeting Cards shipped by Paramount to Factory Card’s warehouse shall remain Paramount’s property until sold to Factory Card in accordance with the provisions of this Agreement. Factory Card shall hold all Greeting Cards as consignee for Paramount until Factory Card ships such Greeting Cards to a Factory Card store. Payments for Greetings Cards shall be due to Paramount in accordance with Section 7 hereof.

CONFIDENTIAL TREATMENT REQUESTED

Should Factory Card give written notice to Paramount of any good faith dispute with respect to any invoice(s) (which notice shall include specific details regarding each disputed invoice(s)) then within ten (10) days after receipt of such written notice by Paramount, the Parties shall in good faith attempt to resolve such dispute as promptly as practicable. Any dispute not resolved in accordance with the procedure set forth above shall be submitted by the Parties for arbitration in accordance with Section 19 hereof with expedited discovery.

Notwithstanding the foregoing provisions of this Section 8, in the event that Factory Card fails to make payments of invoices due for everyday Greeting Cards, as defined in Section 5F in accordance with Section 7 hereof in an amount * (after taking into account any credits due to Factory Card under this Agreement) at any time, then, in addition to Paramount’s other legal remedies. Factory Card’s right to pick cards from its warehouse bins and/or ship Cards to its stores shall be immediately and automatically suspended.

Title to any Greeting Cards picked in violation of this Section 8 shall not pass to Factory Card. Without limiting the generality of the foregoing, if Factory Card’s right to pick cards from the bins is immediately and automatically suspended pursuant to this Section 8, Factory Card (i) agrees to segregate all consigned inventory of Paramount Greeting Cards, (ii) shall allow Paramount to promptly enter Factory Card’s warehouse to inspect and remove all consigned inventory of Greeting Cards, (iii) acknowledges Paramount would be irreparably harmed by any further use by Factory Card for the consigned inventory and (iv) agrees Paramount shall be entitled to immediate injunctive relief to enforce the provisions of this Section 8.

9.	Maintenance of Greeting Cards; Risk of Loss:

Factory Card will receive all shipments from Paramount in accordance with normal receiving and inspection procedures. Factory Card shall exercise reasonable care for all of Paramount’s Greeting Cards while they are in its possession as consigned inventory Except as provided in Section 22K, Factory Card shall have no other liability as a consignee, bailee or otherwise with respect to Paramount’s Greeting Cards maintained in its warehouse except for any damages directly and proximately caused by Factory Card’s intentional damages to, or destruction of, Paramount’s Greeting Cards.

10.	Term of Agreement; Termination:

A.	The term of this Agreement shall begin upon the date hereof and end upon the last day of the * following the Final Conversion Date (the “Term”). This Agreement may be terminated only in accordance with the following:

i.	Either Party hereto may terminate this Agreement upon written notice to the other Party if the other Party hereto becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to

CONFIDENTIAL TREATMENT REQUESTED

insolvency, receivership, liquidation, or composition for the benefit of creditors, which petition or proceeding is not dismissed with prejudice within sixty (60) days after filing.

ii.	Either Party hereto may terminate this Agreement upon written notice to the other Party if the other Party breaches any express material term or condition of this Agreement and fails to cure that breach within forty-five (45) days after receiving written notice of the breach.

iii.	Factory Card may terminate this Agreement upon written notice to Paramount if the Stock Rate at any time during the Term or any extension thereof commencing with the * after the Final Conversion Date is less than * measurement periods.

iv.	If, as a result of an Event of Force Majeure (as defined in Section 16 below), but other than an Event of Force Majeure directly affecting Factory Card or its warehouse that prevents Paramount from performing its obligations hereunder, Paramount is unable fully to perform its obligations hereunder *, unless the Parties mutually agree in writing upon a shorter time period, Factory Card shall have the right to terminate this Agreement in its entirety, upon providing written notice thereof to Paramount, such termination to be effective ten days from the date of such notice.

B.	Except as set forth herein, any termination or expiration of this Agreement shall be without prejudice to any right which shall have accrued to the benefit of any Party and shall not relieve any Party of any obligation which has accrued prior to the effective date of such termination or expiration (including, without limitation, any credits and/or fees in accordance with the provisions of this Agreement relating to the return of seasonal Greeting Cards shipped by Factory Card to its stores, whether or not the Season occurs before or after such termination or expiration), which obligations shall remain in full force and effect for the period provided therein or, if no period is provided therein, then such obligations shall remain in full force and effect indefinitely (provided that to the extent that a Party is entitled to a credit at a time when it does not owe any amounts to the other Party pursuant to this Agreement, then such Party shall be entitled to receive a payment from the other Party in an amount equal to the credit). Except as expressly stated otherwise herein, remedies hereunder are cumulative, and nothing in this Agreement shall prevent any Party, in the case of a breach, from not terminating this Agreement and seeking to enforce its rights hereunder.

C.	Upon any termination or expiration of this Agreement in accordance with the provisions hereof: (i) unless Factory Card terminates this Agreement in pursuant to Section 10A.ii or 10A.iii hereof,] Factory Card agrees to continue selling Paramount Greeting Cards in its Covered Stores for * following such termination or expiration (provided that, notwithstanding anything in this Agreement to the contrary, Factory Card may replenish its warehouse bins on a “rolling basis”

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during such * period with Greeting Cards from other vendors and stock the Covered Stores with Greeting Cards from other vendors to the extent Factory Card in good faith determines is necessary to satisfy demand for Greeting Cards on the Covered Stores); (ii) Paramount shall, at its expense, promptly make arrangements to pick up all of Paramount’s Greeting Cards remaining in Factory Card’s warehouse (provided that, if there is a * sell off period pursuant to clause (i) above, such pick up shall occur promptly after such period); and (iii) Factory Card and its Affiliates shall be permitted to use the Paramount Proprietary Marks (as defined in Section 20) for * after such termination or expiration in connection with the advertising, promotion and sale of any remaining Paramount Greeting Cards in stores.

11.	Greeting Card Offerings:

A.	The Greeting Cards supplied to Factory Card pursuant to this Agreement will be: (i) the seasonal and everyday * line for Factory Card’s “Value” Greeting Card offerings; and (ii) the seasonal and everyday * line for Factory Card’s “Premium” Greeting Card offerings. Exhibit C hereto sets forth the minimum specifications (e.g., caption requirements, design, etc.) for each of these lines.

B.	Prior to date hereof, the Parties have, developed an initial “model line” for Factory Card’s largest Covered Store *, inclusive of everyday and seasonal Greeting Cards, designed to satisfy the demand for Greeting Cards in the Covered Stores consistent with the requirements of Section 2 hereof.

C.	On no less than a quarterly basis, during the Term and any extension thereof, Paramount will conduct sales analysis with respect to balance, caption, design, verse and all other pertinent performance drivers and make recommendations to Factory Card for changes to better satisfy the demand for Greeting Cards in the Covered Stores. The Parties will mutually agree on changes and develop a warehouse conversion plan for such changes.

D.	In the event that the Parties have any disagreements relating to the “model line” or any changes thereto, the Executive Vice President - Sales of Paramount and the Vice President and General Merchandise Manager of Factory Card shall promptly consult with each other to resolve the disagreement.

12.	Other Assistance Provided by Paramount:

During the Term of this Agreement and any extension thereof:

A.	Paramount will employ * with at least one located full-time on-site at Factory Card’s premises.

i.	*

ii.	*

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B.	Paramount will provide signage for each Covered Store in keeping with the custom package established with the test stores with a cost not to exceed $*.

C.	Paramount agrees to support Factory Card’s annual Management meeting (July of each year) in the form of an annual credit in the amount of $* issued in July of each year.

D.	In addition to custom signage package referred to in Section 12B above, Paramount will assist in the marketing launch of new Greeting Card program as follows:

i.	*

ii.	*

13.	Extension and Expiration:

At * prior to the expiration of the Term of this Agreement, the Parties agree to meet for the express purpose of negotiating an extension of this Agreement. However, in the event that the Parties are unable to negotiate an extension prior to * prior to the expiration of the Term of this Agreement, the Parties will meet to plan everyday and seasonal Greeting Card requirements for the remaining nine months of the Term of the Agreement (such nine month period, the “Transition Period”).

During the Transition Period:

A.	The Parties agree that, subject to the requirements of this Agreement, the Parties will cooperate in an effort to have an orderly sell down of the consigned inventory as set forth in Section 10.C. hereof.

B.	No everyday Greeting Cards in Covered Stores at the beginning of the Transition Period or shipped by Factory Card to the Covered Stores during the Transition Period will be returned by such Covered Stores to Factory Card’s warehouse.

C.	With respect to seasonal Greeting Cards shipped by Paramount to Factory Card’s warehouse during the Transition Period, notwithstanding any provision of this Agreement to the contrary (including Section 5 hereof): Factory Card shall have the right to return all such Paramount seasonal Greeting Cards for full credit at Factory Card’s invoiced cost * and Factory Card will be charged a reprocessing fee of *. All returns of such seasonal Greeting Cards shall be made no later than the date specified in Exhibit B for such Season, whether the Season occurs during the Transition Period or after the Term of the Agreement, and credits shall be issued in accordance with Section 5.E.

14.	Warranties and Indemnification:

Each Party represents and warrants that it (i) has full power to enter into this Agreement, and to carry out its respective obligations pursuant to this Agreement, (ii) has obtained all

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corporate, third party, and governmental approvals necessary to enter into this Agreement and carry out the transactions contemplated thereby and (iii) the execution and performance of this Agreement does not conflict with or violate any material agreement to which such party is bound. Paramount further represents and warrants that the Greeting Cards sold to Factory Card will (i) conform the specifications set forth in Exhibit C, (ii) be manufactured in compliance with the requirements of all applicable foreign, national, state and local laws and rules and regulations, and (iii) be transferred free and clear of any liens or encumbrances of any kind.

Each Party hereto agrees to indemnify and hold the other Party harmless from any and all loss, cost, liability, or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from the breach of the above warranties and representations, including but not limited to any such loss, cost, liability, or expense arising out of or resulting from any claim brought by a third party. In the event of any such claim, each Party agrees to notify the other Party promptly of the claim and to permit the other Party at the other Party’s expense, to assume control of the defense thereof. The indemnified Party shall cooperate with the other Party in such defense at the other Party’s expense.

15.	Inspection/Audit; U.C.C. Financing Statement:

Records. Paramount shall furnish a consignment invoice/sheet with each shipment of goods to Factory Card, showing the quantity of Greeting Cards shipped by item and the price thereof. Factory Card shall, at its expense, keep accurate daily records of all Greeting Cards delivered hereunder to the Covered Stores, including, without limitation, the date Greeting Cards were removed from Factory Card’s warehouse, the stock number and amount of Greeting Cards removed, the store to which the Greeting Cards were delivered, and the picking sheet/invoice regarding each such transaction. Factory Card shall send copies of the daily sales records to Paramount at the end of each day. Factory Card, and Paramount’ representative if Paramount decides to utilize such representative, shall take a physical inventory of the Greeting Cards on hand on an annual basis, and such inventory shall be made available to Paramount. In addition, Factory Card shall permit Paramount, or its agents or representatives, to inspect and/or take physical inventories of the Greeting Cards at any time during Factory Card’s regular business hours upon at least 48 hours’ prior written notice to Factory Card.

Financing Statement. Factory Card, as Consignee, hereby authorizes Paramount to file a UCC Financing Statement in the form attached hereto as Exhibit D naming Factory Card, as Consignee, and Premier Greetings, a division of Paramount Cards Inc., as Consignor, in the jurisdictions deemed necessary by Paramount to reflect the consignment created by this Agreement without obtaining any signature or additional consent of Factory Card. Factory Card additionally authorizes the filing of continuation statements so long as this Agreement remains in effect by Paramount without Factory Card’s signature or additional consent. Paramount shall retain title to all consigned Greeting Cards as provided herein, and this Agreement shall be a true consignment in all respects, not a consignment intended as security. Factory Card agrees to cooperate with Paramount in the filing of any other information statements or documentation reasonably required by Paramount to reflect Paramount’ ownership of the consigned Greeting Cards.

CONFIDENTIAL TREATMENT REQUESTED

16.	Force Majeure:

A.	In the event of any condition or contingency, existing or future, which is beyond the reasonable control and without the fault or negligence of either Party (“Event of Force Majeure”) which prevents or delays the performance under this Agreement, each Party shall be entitled to an appropriate and reasonable extension of time for performance (excluding monetary obligations hereunder).

B.	Each Party agrees to give the other Parties prompt written notice of the occurrence of any Event of Force Majeure, the nature thereof, and the extent to which the affected Party will be unable fully to perform its obligations hereunder. Each Party further agrees to use reasonable efforts to correct the Event of Force Majeure as quickly as possible and to give the other Parties prompt written notice when it is again fully able to perform such obligations. If, as a result of an Event of Force Majeure, Paramount at any time is unable fully to supply Greeting Cards, as the case may be, Paramount shall use reasonable efforts to equitably allocate its available resources and production capacity among itself, Factory Card and Paramount’s other customers, as the case may be, taking into consideration the respective requirements of each during a reasonable time period prior to the allocation, as well as such requirements during the allocation period. Paramount shall not grant a higher priority to itself or any of Paramount’s other customers than to Factory Card with respect to shipment of Greeting Cards.

C.	Notwithstanding anything to the contrary herein, if Paramount is unable to fulfill its obligations hereunder, whether due to an Event of Force Majeure or otherwise, then, in addition to its other rights and remedies hereunder, Factory Card may order and purchase Greeting Cards from other suppliers without regard to minimum space percentage obligations in this Agreement for such reasonable period of time as it, in good faith, deems necessary to ensure that the Covered Stores will have adequate inventories of Greeting Cards.

17.	Notices:

Any and all notices required hereunder shall be in writing and shall be (a) sent by certified, first-class mail, postage prepaid, (b) sent by national overnight courier or (c) delivered by facsimile (with the original promptly sent by any of the foregoing manners), to the addresses or facsimile numbers of the other Parties as set forth below. The effective date of any notice hereunder shall be the date of receipt by the receiving Party:

If to Paramount:	Paramount, a Division of Paramount Cards Inc., 400 Pine Street Pawtucket, RI 02860-1899 Attn: President Fax: 401-724-9010 with copies to: Executive Vice President Sales

CONFIDENTIAL TREATMENT REQUESTED

and Duffy Sweeney & Scott, LTD One Turks Head Place, Ste. 1200 Providence, RI 02903 Attn: Michael F. Sweeney, Esq.

If to Factory Card:

Factory Card Outlet of America, Ltd.

2727 Diehl Road

Naperville, IL 60563

Attn: Chief Executive Officer

Fax: 630-579-2637

with copies to: Vice President and General Merchandise Manager

and

Sonnenschein Nath & Rosenthal LLP

8000 Sears Tower

Chicago, Illinois 60606

Facsimile: 312-876-7934

Attention: Neal Aizenstein, Esq.

18.	Governing Law:

This Agreement and all sales transactions pursuant hereto shall be governed by and construed in accordance with the internal laws of the State of Illinois.

19.	Arbitration:

Except as expressly set forth in this Agreement, all disagreements, disputes, controversies and claims arising out of this Agreement, shall be submitted to and resolved by arbitration in Chicago, Illinois, before a commercial panel of three arbitrators in accordance with and pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as then in effect. The arbitrators shall be selected by mutual agreement of the Parties, or if no agreement can be reached, the arbitrators shall be selected by the American Arbitration Association. Each of the arbitrators shall be licensed attorneys with at least fifteen (15) years experience in the negotiation and performance of commercial contracts. The discovery period shall last no more than thirty (30) days after the arbitrators shall declare the discovery period commenced, and each Party may conduct no more than three (3) depositions. The arbitrators shall issue a written reasoned opinion in support of their award. The arbitrators shall award

CONFIDENTIAL TREATMENT REQUESTED

reimbursement of attorneys’ and other experts’ fees and disbursements and other costs of arbitration to the prevailing party, in such manner as arbitrators shall deem appropriate. In addition, the losing party shall reimburse the prevailing party for any attorneys’ fees and disbursements and court costs incurred by the prevailing party in successfully seeking any preliminary equitable relief or judicially enforcing any arbitration award. The determination of any such panel of arbitrators shall be final and binding on the parties. The service of any notice, process, motion or other document in connection with an arbitration proceeding or for the enforcement of any arbitration award may be made as set forth in Section 17 (other than by telecopier). The provisions of this Section shall not be deemed to preclude any party hereto from seeking preliminary injunctive or other equitable relief to protect or enforce its rights hereunder pending arbitration, or to prohibit any court from making preliminary findings of fact in connection with granting or denying such preliminary injunctive relief pending arbitration, or to preclude any party hereto from seeking permanent injunctive or other equitable relief after and in accordance with the decision of the arbitrators. Nothing herein shall be construed to mean that any decision of the arbitrator is subject to judicial review or appeal, and the parties hereto hereby waive any and all rights of judicial appeal or review, on any ground whatsoever.

20.	Press Releases; Use of Paramount Proprietary Marks:

A.	Press Releases. No press release, publicity or other form of public written disclosure related to this Agreement shall be permitted by either Party to be published or otherwise disclosed unless the other Party has indicated its consent to the form of the release in writing, except for any disclosure as is deemed necessary, in the reasonable judgment of the responsible Party, to comply with national, federal or state laws or regulations with respect to regulatory reporting or disclosure obligations.

B.	Use of Paramount Proprietary Marks. Paramount grants to Factory Card and its Affiliates (as defined in Section 22.F.) during the Term and any extension thereof a non-exclusive royalty-free right and license to use the trademarks, service marks and logos owned by Paramount or its Affiliates set forth on Exhibit E hereto (the “Paramount Proprietary Marks”) in connection with any advertising or promotional materials relating to the sale of Greeting Cards contemplated herein or as otherwise approved by Paramount, which approval shall not be unreasonably withheld. The license granted hereunder shall not constitute an abandonment of, and/or transfer of any ownership right in, any Paramount Proprietary Mark for any reason.

21.	Confidential Information:

A.	Confidential Information Defined. “Confidential Information” shall mean each Party’s business, technical, engineering, manufacturing, marketing, sales, customer, financial and other information relating to such party or any of its Affiliates or their respective businesses that constitutes trade secrets or know-how or is otherwise proprietary or not generally known to the public or other information which the disclosing party otherwise informs the receiving party is

CONFIDENTIAL TREATMENT REQUESTED

confidential whether by so indicating on such information or otherwise, and shall include any such information received by a receiving party prior to or following execution of this Agreement. Confidential Information shall include information in any form, whether written, graphic, electronic, physical or other form and may include raw data, graphs, charts, drawings, models, samples, hardware, photographs, software or electronic code.

B.	Loss of Status. Confidential Information shall not include information, data, knowledge and know-how that, as shown by written records, (i) is known to the receiving party prior to disclosure to such party; (ii) is in the public domain prior to disclosure to such party; (iii) enters the public domain through no violation of this Agreement after disclosure to such party; or (iv) the receiving party independently develops without reliance on Confidential Information.

C.	Disclosures. Each Party shall keep the Confidential Information communicated to it by the other Party confidential and shall not disclose such information or provisions to any third party without the prior written approval of the other Party, except that either Party may disclose such provisions to the extent required by law or other demand under lawful process; provided the receiving Party gives the disclosing Party prompt notice prior to any disclosure required by demand under lawful process to allow the disclosing Party to make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information. Notwithstanding the foregoing, a receiving Party may disclose Confidential Information of the disclosing Party (i) to its officers, directors, employees, contractors, Affiliates and representatives and to third parties to whom such disclosure is necessary in connection with performance of this Agreement provided that such recipient is notified of the confidential nature of such Confidential Information and agrees to abide by the applicable terms of this Section 21 with respect to such Confidential Information or (ii) as required to enforce or exercise the receiving party’s rights under this Agreement. Nothing contained herein shall be deemed to grant either Party, either expressed or implied, a license or other right or interest in the Confidential Information of the other or in any trademark or other similar property of the other, except as expressly provided hereunder.

D.	Return of Confidential Information. A receiving Party shall not make or retain or permit to be made or retained any copies of any of the disclosing Party’s Confidential Information, except as may be necessary in connection with the receiving Party’s performance under this Agreement. A receiving Party shall return to the disclosing Party all Confidential Information of the disclosing Party and all copies and other duplicates and reproductions thereof (i) within ten (10) days following request by the disclosing Party of the return thereof; (ii) immediately, in the event that the receiving party’s use of the Confidential Information is no longer necessary in connection with this Agreement; or (iii) upon expiration or termination of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

E.	Remedies. Each Party acknowledges and agrees that a breach by it of the applicable provisions of this Section 21 could result in irreparable damages to the other Party, for which an adequate legal remedy may not exist. Accordingly, each Party agrees and acknowledges that in the event of a breach by it of any of the applicable provisions of this Section 21, the other Party shall be entitled to specific performance, temporary and/or permanent injunctive relief or any other equitable remedy (without the need to post a bond or surety in connection therewith), in addition to any other remedy to which such party may be entitled at law or in equity.

22.	Miscellaneous:

A.	Independent Contractors. Each Party acknowledges that the relationship between the Parties pursuant to this Agreement is that of independent contractors. No provision of this Agreement shall be construed to (i) constitute the Parties as partners, joint venturers or participants in a joint undertaking, or (ii) give any Party the power to direct and control the day-to-day activities of the other. Further, no employees of any Party shall be deemed or treated as employees of another Party, and each Party shall be solely responsible for any and all payroll, employment and related taxes, and withholding applicable to its own employees.

Each Party to this Agreement (i) shall pay its own employees and contractors, (ii) shall, at its own cost, carry workers’ compensation insurance covering its respective employees, (iii) shall pay all state and federal unemployment taxes, social security taxes and any and all other taxes, state and federal, due with respect to its employees.

B.	Waiver. Any waiver of breach or default pursuant to this Agreement shall not be a waiver of any other subsequent default. Failure or delay by either Party to enforce any term or condition of this Agreement shall not constitute a waiver of such term or condition.

C.	Conflicts in Provisions. In the event of any apparent conflicts or inconsistencies between this Agreement and any Exhibits hereto, to the extent possible such provisions shall be interpreted so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail. Notwithstanding the foregoing, the Parties acknowledge and specifically agree that Sections 5,9,11,12 and 13 of Factory Card’s Vendor Compliance Manual do not apply to, or govern, Paramount’s obligations under this Agreement.

D.	Headings. The Section headings herein are for reference and convenience only and shall not enter into the interpretation hereof.

E.	Severability. To the extent that any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision notwithstanding, the remaining provisions of this Agreement shall remain in full force and effect and such invalid or unenforceable provision shall be deleted.

CONFIDENTIAL TREATMENT REQUESTED

F.	Assignment: This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns. No Party may assign, delegate or transfer all or any of its respective rights or obligations under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, either Party may assign, delegate or transfer this Agreement or any of its respective rights or obligations to (a) its Affiliate, so long as the assigning Party unconditionally guarantees the obligations of such Affiliate or (b) any successor of the assigning Party’s business in the event of a merger, acquisition or consolidation involving such Party or its Affiliates. For purposes of this Agreement, “Affiliate” shall mean any corporation or business entity of which a Party owns, directly or indirectly, fifty percent (50%) or more of the assets or outstanding stocks or any corporation which the Party directly or indirectly controls, or any parent corporation that owns, directly or indirectly, fifty percent (50%) or more of the assets or outstanding stock of a Party or directly or indirectly controls a Party.

G.	Amendment. No alternation, waiver, cancellation, or any other change or modification in any term or condition of this Agreement, or any agreement contemplated to be negotiated or reached pursuant to the terms of this Agreement, shall be valid or binding on either Party unless made in writing and signed by duly authorized representatives of both Parties.

H.	Approvals and Similar Actions. Wherever agreement, approval, acceptance, consent or similar action by either Party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

I.	Limitation of Liability. Notwithstanding any other provision of this Agreement, in no event shall any Party be liable to the other Party or anyone claiming through the other Party for any special, incidental, indirect or consequential damages of any kind whatsoever, including, but not limited to, any claims for damages based upon lost profits. The foregoing limitation on damages shall not be applicable to damages which arise out of the willful misconduct of a Party.

J.	Entire Agreement. This Agreement, together with the Exhibits hereto and Factory Card’s Vendor Compliance Manual, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous agreements and understandings, whether oral or written, between the Parties hereto with respect to the subject matter hereof.

K.	Insurance. Factory Card shall (i) maintain the current insurance coverages as previously provided to Paramount(or comparable replacement coverages) during the Term of this Agreement (and any extensions) hereof, (ii) name Paramount as an additional loss payee to the extent of the full replacement cost of Greeting Cards consigned to Factory Card during the Term (and any extension thereof) and (iii) upon request of Paramount, provide appropriate certificates or other evidence of such loss insurance. Solely for purposes of obtaining the above required

CONFIDENTIAL TREATMENT REQUESTED

insurance coverage, Factory Card shall be legally liable for consigned Paramount Greeting Cards, provided that such liability shall not otherwise increase Factory Card’s liability to Paramount under this Agreement. Paramount shall provide Factory Card with a certificate of insurance as evidence of 1) commercial general liability insurance for coverage equal to $1,000,000.00 or greater; and, 2) workers compensation insurance in statutory amounts for all of Paramount’ employees working in the Covered Stores. Such coverages will remain in effect during the Term and any extension thereof.

L.	Taxes. Any and all taxes, exercises, assessments, levies, imports, duties, costs, charges and penalties, which may be assessed, levied, demanded or imposed by any governmental authority in connection with this Agreement shall be paid by the Party upon which they are imposed and shall be the sole obligation of such Party.

M.	Property Taxes. Paramount will pay all personal property taxes, if any, associated with Paramount’ ownership of consigned inventory of Greeting Cards located in Factory Card’s warehouse.

N.	Construction. This Agreement is the result of negotiation between the Parties and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of either Party. Any ambiguity shall not be interpreted against the drafting Party.

O.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Agreement in the corporate name by their officers duly authorized as of the day and year first above written.

Factory Card Outlet of America, Ltd.

By:
Print Name:
Title:

Paramount Cards Inc.

By:
Print Name:
Title:

Exhibit A

Covered Stores Breakdown by footage & pockets	Stores per plan & Total Footage plans	* *	* *	* *	* *	*
Maximum Designs		*	*	*	*
*
*	Footage plans	*	*	*	*	*	*	*	*
Maximum Designs EVERYDAY		*	*	*
	Largest Everyday offering		*		*	*	*	*	*
*
Major Seasons		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
	TOTAL Major Seasons	*		*	*		*	*	*
*
Minor Seasons		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
*		*		*	*	*	*	*	*
	TOTAL Minor Seasons	*		*	*		*	*	*
TOTAL							*	*	*

Exhibit B Seasonal Schedule
Holiday	Season Code	Forecast Form Available	Commitment Due	Order Form Available	Reserve Release Date	Shipping Window	Event Date	Returns Due Back	Credit Due Date	Return Group
*	*	*	*	*	*	*	*	*	*	1
*	*	*	*	*	*	*	*	*	*	2
*	*	*	*	*	*	*	*	*	*	2
*	*	*	*	*	*	*	*	*	*	3
*	*	*	*	*	*	*	*	*	*	3
*	*	*	*	*	*	*	*	*	*	3
*	*	*	*	*	*	*	*	*	*	4
*	*	*	*	*	*	*	*	*	*	4
*	*	*	*	*	*	*	*	*	*	5
*	*	*	*	*	*	*	*	*	*	5
*	*	*	*	*	*	*	*	*	*	5
*	*	*	*	*	*	*	*	*	*	6
*	*	*	*	*	*	*	*	*	*	6
*	*	*	*	*	*	*	*	*	*	6
*	*	*	*	*	*	*	*	*	*	7
*	*	*	*	*	*	*	*	*	*	7
*	*	*	*	*	*	*	*	*	*	8
*	*	*	*	*	*	*	*	*	*	8
*	*	*	*	*	*	*	*	*	*	8

Exhibit C
FCPO Product Specification Summary

*
Brand Name		*
Individual Card Packaging		*	*
Average Number of Finishes per Card		*	*
Paperstock weight		*	*

Color envelope percentage		*	*
Card Sizes in inches	*	*
	*	*

Everyday Packed in Units of		*	*
Seasons Packed in Units of		*	*

*
Brand Name		*
Individual Card Packaging		*	*
Average Number of Finishes per Card		*	*
Paperstock weight		*	*

Color envelope percentage		*	*
Card Sizes in inches	*	*
	*	*
	*	*

Everyday Packed in Units of		*	*
Seasons Packed in Units of		*	*

General Notes:

Title Finders and other POS materials are not package with product.

All * cards will be priced with US$ and CN$ prices. * is single priced.

All cards will have a MSRP in line with market Standards.

All cards will have design specific UPC-17 digit code or later date (by mutual agreement) a GTIN codes

All cards will be designed with relevant art, embellishments and appropriate verse using Premier’s global product performance experience and rankings.

Master case pack is 600 individual cards (100-6packs). This pack quantity is for traditional cards only( i.e. does not pertain to Handamdes, Acetates, etc)

Master case pack for products other than traditional cards will be communicated in advance of any orders and shipments to Factory Card.

Handmade cards are cello-wrapped for protection and will need to be pre-priced with a * sticker

Shipping Carton for both programs must be marked with the following

•	Vendor Name

•	Manf. Design #

•	FCPO Sku #

•	Caption Description

•	Casepack / Inner Pack

•	Purchase Order #

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
MICHAEL F. SWEENEY, ESQUIRE
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

MICHAEL F. SWEENEY, ESQUIRE
DUFFY SWEENEY & SCOTT, LTD.
ONE TURKS HEAD PLACE, SUITE 1200
PROVIDENCE, RI 02903

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)-do not abbreviate or combine names

OR	1a. ORGANIZATION’S NAME
FACTORY CARD OUTLET OF AMERICA, LTD
	1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS				CITY	STATE	POSTAL CODE	COUNTRY
	2727 WEST DIEHL ROAD			NAPERVILLE	IL	60563	USA
1d.	SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	-N/A-		CORPORATION	ILLINOIS	IL 53980406		☐NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS				CITY	STATE	POSTAL CODE	COUNTRY

2d.	SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
☐NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
PARAMOUNT CARDS INC.
	3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS				CITY	STATE	POSTAL CODE	COUNTRY
	400 PINE STREET			PAWTUCKET	RI	02860	USA

4. This FINANCING STATEMENT covers the following collateral:

CONSIGNMENT OF GREETINGS CARDS AND GREETING CARD PRODUCTS SUPPLIED BY PARAMOUNT CARDS INC., AS CONSIGNOR, TO FACTORY CARD OUTLET OF AMERICA, LTD., AS CONSIGNEE, IN CONSIGNEE’S WAREHOUSE, IN ACCORDANCE WITH (AND SUBJECT TO THE TERMS OF) THE PRIMARY SUPPLY AND CONSIGNMENT AGREEMENT DATED FEBRUARY     , 2005 BY AND BETWEEN PARAMOUNT CARDS INC. AND FACTORY CARD OUTLET OF AMERICA, LTD.

5. ALTERNATIVE DESIGNATION [if applicable]:	☐ LESSEE/LESSOR	☑ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR	☐ SELLER/BUYER	☐ AG. LIEN	☐ NON-UCC FILING
6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]			7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
7. OPTIONAL FILER REFERENCE DATA
ILLINOIS SOS

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Paramount Cards Inc.

400 Pine Street

Pawtucket, Rhode Island 02860

February     , 2005

[Secured Creditor]

Re:	Factory Card Outlet of America, LTD, an Illinois corporation (“FCPO”)

Ladies and Gentlemen:

In accordance with Section 9-324(b) of the Illinois Uniform Commercial Code, you are hereby notified that Paramount Cards Inc. (“PCI”), as consignor, expects to deliver to FCPO, as consignee, greeting cards and greeting card products in accordance with that certain Primary Supply and Consignment Agreement, dated as of February     , 2005, by and between PCI and FCPO.

Sincerely,

Paramount Cards Inc.

By:

Exhibit E

Product Marks

*

*

*

*

*

Images from the *. Additions to be added as products are developed.

EXHIBIT F

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
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*	*
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*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

FACTORY CARD - SCHEDULE OF PAYMENT DATES

EVERYDAY CARDS

Shipment/Invoice Date	Check Date/Mail Date

CONSISTENT THEREAFTER IN ACCORDANCE WITH THE ABOVE SCHEDULE